UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

KBR, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33146			20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

	601 Jefferson Street
	Suite 3400
	Houston,	Texas	77002
	(Address of principal executive offices)
Registrant’s telephone number including area code: (713) 753-2000

Title of each class	Trading symbol	Name of each exchange on which listed
Common Stock, $0.001 par value	KBR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of security holders during the 2022 Annual Meeting of Stockholders of KBR, Inc. (the “Company”) held on May 18, 2022 (the “Annual Meeting of Stockholders), are as follows:

Proposal	For	Against	Abstentions	Broker non-votes
1. Election of Directors:
Mark E. Baldwin	127,320,002	582,750	52,144	6,030,557
Stuart J. B. Bradie	127,518,572	384,216	52,108	6,030,557
Lynn A. Dugle	126,933,061	970,564	51,271	6,030,557
General Lester L. Lyles, USAF (Ret.)	126,370,898	1,531,796	52,202	6,030,557
Sir John A. Manzoni KCB	127,666,407	235,196	53,293	6,030,557
Lt. General Wendy M. Masiello, USAF (Ret.)	127,514,353	389,850	50,693	6,030,557
Jack B. Moore	122,602,607	5,300,019	52,270	6,030,557
Ann D. Pickard	127,026,068	878,134	50,694	6,030,557
Carlos A. Sabater	127,656,291	246,772	51,833	6,030,557
Lt. General Vincent R. Stewart, USMC (Ret.)	127,663,504	240,345	51,047	6,030,557

Under the Company’s Bylaws, each of the directors was elected, having received the affirmative vote of a majority of the shares of common stock cast in person or represented by proxy at the Annual Meeting of Stockholders.

Proposal	For	Against	Abstentions	Broker non-votes
2. Advisory vote to approve the compensation of our Named Executive Officers as disclosed in the proxy statement.	124,866,267	2,956,649	131,980	6,030,557

Under the Company’s Bylaws, the advisory vote was in favor of approval of our executive compensation, having been approved by the vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting of Stockholders.

Proposal	For	Against	Abstentions	Broker non-votes
3. Ratification of KPMG LLP as independent registered public accounting firm for the Company for the year ending December 31, 2022.	133,156,218	779,811	49,424	N/A

Under the Company’s Bylaws, the selection of KPMG LLP was ratified, having been approved by the vote of holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting of Stockholders.

As of the record date, March 25, 2022, there were 139,817,519 shares of common stock outstanding and entitled to vote at the Annual Meeting of Stockholders.  On the meeting date, holders of 133,985,453 shares were present in person or by proxy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: May 23, 2022	By:	/s/ Adam M. Kramer
	Name: Title:	Adam M. Kramer Vice President, Corporate Secretary & Sustainability